Prospectus Supplement	November 30, 2015

Supplement to the prospectus of each Putnam Variable Trust fund except Putnam VT Money Market Fund

The following replaces similar disclosure in the section How does the fund price its shares?:

The fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value, which may differ from recent market prices.

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